Subsequent Events	3 Months Ended
Mar. 31, 2019
Subsequent Events [Abstract]
Subsequent Events
Note 16. Subsequent Events
Aratana Acquisition
On April 26, 2019, we entered into an agreement (the Merger Agreement) to acquire Aratana Therapeutics, Inc. (Aratana). Aratana is a pet therapeutics company focused on innovative therapies for dogs and cats, and creator of the canine osteoarthritis medicine, Galliprant®, the rights to which we acquired in 2016. Subject to the terms and conditions set forth in the Merger Agreement, upon the consummation of the merger, each share of Aratana common stock will be converted into the right to receive 0.1481 shares of Elanco’s common stock plus one contingent value right, which shall represent the right to receive a contingent payment of $0.25 in cash upon the achievement of a specified milestone as outlined in the Merger Agreement. Based on the closing price of a share of Elanco common stock on April 24, 2019, the date on which the exchange ratio was set, the stock portion of the merger consideration represented approximately $234 million. The maximum aggregate contingent payment is approximately $12 million. The transaction is expected to close in the middle of 2019, subject to customary closing conditions, including the registration of shares of Elanco common stock issuable in the merger, receipt of regulatory approvals, and approval by the stockholders of Aratana.